United States Securities and Exchange Commission Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 7, 2011 (November 29, 2011)

MEDLINK INTERNATIONAL, INC.
(Exact name of registrant as Specified in its Charter)

Delaware	001-31771	41-1311718
(State of other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

150 Motor Parkway, Suite 401 Hauppauge, NY 11788 (Address of principal executive offices, Zip code)

631-342-8800 (Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)).

Item 1.01                      Entry into a Material Definitive Agreement

As previously reported on Form 8-K on December 2, 2010, MedLink International, Inc. (the “Company”) and several institutional investors (“Investors”) entered into a Subscription Agreement (“Subscription Agreement”), pursuant to which Investors purchased from the Company a senior secured convertible debenture (the “Debenture”) in the principal amount of $1,250,000 (the “Investment”) with an original issue discount of 10% to the principal amount (“Convertible Debenture Offering”).  The Debenture bears interest at a rate of 10% per annum and is convertible into shares of the Company’s class A common stock (“Common Stock”) at any time commencing nine months from the date of the Debenture at a conversion price of $0.83 per shares, subject to adjustment.  The Debenture is due and payable on May 26, 2012.  In connection therewith, the Company also issued: (i) an aggregate of 753,012 Class A.1 Warrants (“Class A.1 Warrants”), and (ii) an aggregate of 753,012 Class A.2 Warrants (“Class A.2 Warrants”), to the Investors.

On November 29, 2011, the Company entered into a Forbearance Agreement (“Forbearance Agreement”), in the form attached hereto as Exhibit 10.1, with Investors holding an aggregate of $1,250,000 of the $1,250,000 previously issued to the Investors.  Pursuant to the terms of the Forbearance Agreement, the Company has acknowledged that certain “Events of Default” as defined in the Debenture and the security agreement entered into by and between the Company and the Investors, have occurred.  In connection with the Investors agreement to forebear from enforcing their rights and remedies, the Company has agreed to the following amendments and modifications to the transaction documents entered into by and between the Company and the Investors on November 26, 2010:

To amend the Debentures with the following terms:
(i)	Conversion Price of $0.06 per share, subject to adjustment therein;
(ii)	First interest payment after the date hereof is due December 15, 2011, with a 10-day grace period from that due date;
(iii)	Section 1.2 is hereby deleted and replaced with “[RESERVED]”. All principal and interest shall be paid in full on the Maturity Date.
(iv)	Basic interest rate to remain at 10% per annum;
(v)	Prepayment premium payable pursuant to Section 2.4 of the Note shall increase over time as follows:
a.
If the Debenture is prepaid on or before December 31, 2011, then the Debenture may be paid off for an amount equal to (1) principal amount outstanding, (2) accrued and unpaid interest and (3) any other amounts or liquidated damages then owing under the Debenture (1-3 collectively, “Par”);

b.	If the Debenture is prepaid after December 31, 2011 but on or before February 15, 2012, then the Debenture may be paid off at 107% of Par; and
c.	If the Debenture is prepaid after February 15, 2012, then the Debenture may be paid off at 115% of Par;
(vi)
In the event of a default by Company pursuant to the terms of the Debenture, the Forbearance Agreement or any of the Transaction Documents, in addition to the other provisions contained in the Debenture or the Forbearance Agreement, including, without limitation, Termination (as defined below) and the imposition of a Default Interest, the Conversion Price shall be the lesser of (a) $0.06, subject to adjustment thereunder (the “Set Price”) and (b) 75% of the lowest three closing prices of the Company’s common stock over the 20 Trading Days immediately prior to the applicable Conversion Date.  For purposes of Section 2.1(c), the term “Conversion Price” shall be deemed to mean “Set Price”.

To amend the Warrants to reflect:
(i)	An Exercise Price for the Warrant Shares of $0.17 per share, subject to adjustment therein;
(ii)	The Expiration Date shall be extended to five years from the date hereof; and
(iii)
The Company shall issue you a new Common Stock Purchase Warrant, with an exercise price equal to $0.30, subject to adjustment therein and a term of exercise equal to 5 years, which Warrant shall be in the form of the Warrants, and which warrant shall give you the right to purchase up to a number of shares of Common Stock equal to the difference between the number of warrant shares that would have been issued if the conversion price were $0.06 and the number of warrant shares actually issued to such holder, subject to adjustment thereunder.

The Company covenants to duly prepare and file with the SEC its Annual Report on Form 10-K for the period December 31, 2010 by no later than December 31, 2011.

The Company covenants to duly prepare and file with the SEC its Quarterly Reports on Form 10-Q for the periods ended March 31, 2011; June 30, 2011; and September 30, 2011 by no later than January 30, 2012.

Commencing 90 days after the date hereof, the Company shall, within 30 days of demand by Investors holding rights to at least 100,000 Conversion Shares and/or 100,000 Warrant Shares, use its best efforts to prepare, file and cause to become effective and cause to remain effective a registration statement for the Investors’ Conversion Shares and/or Warrant Shares, provided, however, no such registration statement shall be required to be filed by the Company in the event all the Conversion Shares and/or Warrant Shares (assuming cashless exercise and only if cashless exercise is available) are eligible to be sold under Rule 144 without restriction. The registration statement shall remain effective so long as there are any unsold Conversion Shares and/or Warrant Shares subject to the registration statement, or, if earlier, all such shares are eligible to be sold under Rule 144 without restriction;

The Company covenants to remain current with its reporting obligations under the ’34 Act during the term of the Warrants and the additional warrants.

The foregoing summary of the terms and conditions of the Forbearance Agreement is qualified in its entirety by reference to the full text of the form of Forbearance Agreement attached as Exhibit 10.1, and which is hereby incorporated herein by reference.  Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Forbearance Agreement.

 Item 9.01                      Financial Statements and Exhibits

(a)	Financial statements of business acquired – Not required;

(b)	Pro forma financial information – Not required;

(c)	Shell Company Transactions – Not required;

(d)	Exhibits – None.
10.1	Form of Forbearance Agreement by and between the Company and the Investors

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company does not undertake a duty to update any forward looking statements made in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on December 7, 2011.

MedLink International, Inc.

By:	/s/ RAY VUONO
Ray Vuono
Chief Executive Officer